UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2019

Progenics Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23143	13-3379479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center, 47th Floor, New York, New York 10007
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 975-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0013	PGNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Removals from the Board of Directors

On November 8, 2019, Velan Capital, L.P. and the other participants in its consent solicitation (collectively, “Velan”), delivered written consents to Progenics Pharmaceuticals, Inc. (the “Company”) from shareholders representing a majority of the issued and outstanding shares of the Company’s common stock, par value $0.0013 per share (the “Common Stock”), and voting to approve all five proposals set forth in Velan’s definitive consent statement on Schedule 14A (the “Velan Consent Statement”) filed with the Securities and Exchange Commission (the “SEC”) on October 8, 2019 (the “Velan Consent Solicitation”). On November 14, 2019, an independent inspector of election certified the voting results.

In accordance with the results of the Velan Consent Solicitation, effective November 8, 2019, the following members of the Company’s Board of Directors (the “Board”) were removed without cause: Mark R. Baker, David A. Scheinberg and Nicole S. Williams. As previously disclosed, Peter J. Crowley and Michael D. Kishbauch resigned from the Board effective October 17, 2019.

Elections to the Board of Directors

In accordance with the results of the Velan Consent Solicitation, effective November 8, 2019, the following five directors were elected to the Board to fill the five resulting vacancies on the Board: Gérard Ber, Eric J. Ende, Ann MacDougall, Heinz Mäusli and David W. Mims (collectively, the “New Directors”). The New Directors were elected to serve as directors of the Company until the Company’s 2020 annual meeting of shareholders and until their respective successors are duly elected and qualified.

Following the Velan Consent Solicitation, the Board reconstituted its standing committees to including the following members:

Audit Committee: Heinz Mäusli (Chair), Bradley L. Campbell and Eric J. Ende

Compensation Committee: Eric J. Ende (Chair), Ann MacDougall and Karen J. Ferrante

Nominating and Corporate Governance Committee: Ann MacDougall (Chair), Heinz Mäusli and Bradley L. Campbell

Science Committee: Gérard Ber (Chair), Eric J. Ende and Karen J. Ferrante

As they were certified as directors on November 14, 2019, the New Directors have not reviewed the Company’s standard non-employee director cash and equity compensation as described in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 30, 2018, and the Board has not made any decision regarding director compensation. The New Directors are expected to enter into an indemnification agreement with the Company in the form previously approved by the Board and filed as Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 9, 2007.

There is no arrangement or understanding between the New Directors and any other persons pursuant to which they were appointed as directors, and the New Directors have no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In accordance with the results of the Velan Consent Solicitation, effective November 8, 2019, the Company’s Amended and Restated By-laws, as amended by Amendment No. 1, were amended and restated (as so amended and restated, the “Amended Bylaws”). The Amended Bylaws include the following changes:

●

Article XIII of the Amended Bylaws was repealed in its entirety, which provided that the Court of Chancery in the State of Delaware would, to the fullest extent permitted by law, be the sole and exclusive forum for certain actions and proceedings involving the Company (the “Exclusive Forum Provision”).

●

Article IV, Section 4.04 of the Amended Bylaws was amended to provide that when one or more directors resign from the Board, effective at a future date, either shareholders or a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies.

●	Article IV, Section 4.01 of the Amended Bylaws was amended to fix the size of the Board at seven members.

The foregoing description of the Amended Bylaws is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As disclosed above in Item 5.02, on November 8, 2019, Velan delivered written consents to the Company from shareholders representing a majority of the issued and outstanding shares of Common Stock and voting to approve all five proposals set forth in the Velan Consent Statement. The final results of the vote on each proposal as certified by the inspector of election were as follows:

Proposal 1: Repeal any provision of the Amended and Restated By-laws of the Company in effect at the time this proposal becomes effective, including any amendments thereto, which were not included in the Amended and Restated By-laws that were in effect as of April 1, 2019 and were filed with the SEC on April 1, 2019.

Consent	Against Consent	Abstain
56,854,991	44,766	17,177

Accordingly, as disclosed above in Item 5.03, the Exclusive Forum Provision added to Article XIII of the Amended and Restated By-laws and adopted by the Board on October 1, 2019 was repealed.

Proposal 2: Remove without cause three members of the Board: Mark R. Baker, David A. Scheinberg and Nicole S. Williams and, in addition, any person (other than those elected by the Velan Consent Solicitation) nominated, elected or appointed to the Board to fill any vacancy on the Board or any newly-created directorships on or after September 18, 2019 and prior to the time that any of the actions proposed to be taken by the Velan Consent Solicitation became effective, including any director appointed or designated by the Board to fill any vacancy to be caused by the resignations of Peter J. Crowley and Michael D. Kishbauch, effective October 17, 2019 or at such earlier time as the Board determined their responsibilities have been sufficiently transitioned to the remaining Board members.

Nominees	Consent	Against Consent	Abstain
Mark R. Baker	56,754,419	49,766	12,749
David A. Scheinberg	52,777,974	4,013,614	25,349
Nicole S. Williams	49,074,082	7,730,103	12,749

Proposal 3: Amend Article IV, Section 4.04 of the Amended and Restated By-laws to provide that when one or more directors shall resign from the Board, effective at a future date, either shareholders or a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies.

Consent	Against Consent	Abstain
56,718,414	66,276	32,244

Proposal 4: Amend Article IV, Section 4.01 of the Amended and Restated By-laws to fix the size of the Board at seven members.

Consent	Against Consent	Abstain
56,705,524	76,516	34,894

Proposal 5: Elect Velan’s five nominees: Gérard Ber, Eric J. Ende, Ann MacDougall, Heinz Mäusli and David W. Mims, to serve as directors of the Company until the Company’s 2020 annual meeting of shareholders and until their successors are duly elected and qualified (or, if any such nominee is unable or unwilling to serve as a director of the Company, any other person designated as a nominee by the remaining nominee or nominees).

Nominees	Consent	Against Consent	Abstain
Gérard Ber	56,737,761	54,638	24,536
Eric J. Ende	56,737,332	54,066	25,536
Ann MacDougall	48,894,764	7,886,634	35,536
Heinz Mäusli	52,446,232	4,432,916	27,786
David W. Mims	56,758,311	28,737	29,883

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Document

3.1	Amended and Restated Bylaws of Progenics Pharmaceuticals, Inc., effective November 8, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGENICS PHARMACEUTICALS, INC.

By:	/s/ Patrick Fabbio
Patrick Fabbio
Executive Vice President and Chief Financial Officer

Date: November 15, 2019